Colonial Insured
[LIBERTY LOGO]                               Municipal Fund




                                             Semiannual Report
                                             May 31, 2000

President's Message

Dear Shareholder:

On May 31, 2000, Colonial Insured Municipal Fund completed its first full six-month reporting period. I am pleased to report that, during the half-year period, the Fund's management team successfully invested the majority of the Fund's assets and was able to generate an initial income distributions of $0.489 per common share.1

During the six-month period, the municipal bond markets were quite volatile. In an attempt to restrain economic growth and stem any rise in the rate of inflation, the Federal Reserve continued a program of interest rate hikes begun in mid-1999. As rates moved upward 0.25% in February 2000 and again in March, it generally hurt performance in the municipal bond markets because, as rates rise, bond prices fall.

In May 2000, the Fed pushed short-term rates up another 0.50%, demonstrating just how determined it was to curb inflationary pressures. Investors took this as a sign that such pressures would eventually come under control, and municipal bond yields came down, creating a rally in municipal bond prices toward the end of the period. The Fund's management team also foresaw a more moderate economic, inflation, and interest rate environment in the future and positioned the Fund for this outlook.

Thank you for choosing Colonial Insured Municipal Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
-----------------------

Stephen E. Gibson
President
July 17, 2000

(1)A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

|-----------|-------------------|
| Not FDIC  | May Lose Value    |
|           |-------------------|
| Insured   | No Bank Guarantee |
|-----------|-------------------|

--------------------------------------------------------------------------------
Highlights
--------------------------------------------------------------------------------

>      Fund is invested primarily in AAA-rated, long-term securities.

       During this period of volatility, we were quite selective in investing the Fund's initial assets. We have assembled a portfolio comprised largely of AAA-rated bonds with maturities of 20 years or longer, including a sizable number of essential-services revenue bonds. These bonds are backed by revenues from core infrastructure projects, such as water, sewer and energy plants, and generally are more resistant than most municipal bonds to an economic slowdown.

>      High-yield bonds added to current yield.

       To complete the initial portfolio, we selectively invested a small percentage in noninvestment grade bonds (rated below BBB). The relative yield advantage of high-yield bonds (compared to comparable-maturity insured municipal bonds) was on the increase as the period began, so adding them to the portfolio gave a boost to the Fund's current yield.

>      Portfolio manager's commentary.

       For the six months ended May 31, 2000, the Fund posted a total return of negative 0.37% based on net asset value and negative 10.55% based on market price. The Lehman Brothers Municipal Bond Index outperformed the Fund, returning 1.02% for the same period.

       During this period, the municipal bond market experienced higher yields and lower prices. The yield differential between high-quality or insured bonds and noninvestment grade bonds widened. As the period drew to an end, we saw the first signs--in housing, retail and manufacturing activity reports--that the U.S. economy may be weakening, an event that would bode well for the bond markets. For this reason, we have positioned the Fund for a more favorable long-term environment. We believe that if the economy loses some steam, interest rates will fall, allowing bond prices to rally. The gains would be greatest for longer-term securities, so we may be looking for an opportune time to increase our commitment to securities at the long end of the maturity spectrum.

                                             --William Loring and Brian Hartford
                                               Portfolio Co-managers

Tax-exempt investing offers current tax-free income but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team identifies problems and opportunities and reacts quickly to market changes.

Six-month cumulative total returns, for the period ended 5/31/00:

NAV                           (0.37)%
-------------------------------------
Market price                 (10.55)%
-------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale.

Price per share as of 5/31/00:

NAV                            $13.74
-------------------------------------
Market Price                  $12.937
-------------------------------------

Top Industry Sectors as of 5/31/00:

Hospitals                       16.9%
-------------------------------------
Water & Sewer                    9.9%
-------------------------------------
Local General Obligations        8.9%
-------------------------------------
Airport                          7.4%
-------------------------------------
Ports                            6.5%
-------------------------------------
Single Family Housing            6.0%
-------------------------------------
State Appropriated               5.0%
-------------------------------------

Quality breakdown as of 5/31/00:

AAA                             72.0%
-------------------------------------
AA                               8.3%
-------------------------------------
A                                5.2%
-------------------------------------
BBB                              9.4%
-------------------------------------
BB                               0.5%
-------------------------------------
B                                0.3%
-------------------------------------
Nonrated                         4.2%
-------------------------------------
Cash equivalents                 0.1%
-------------------------------------

Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the Quality Breakdown represent the highest rating assigned to a particular bond by one of the following respected agencies: Standard & Poor's Corp., Moody's Investors Service, Inc. or Fitch Investors Service.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this quality breakdown or invest in these sectors in the future.

-------------------------------------
Investment Portfolio
-------------------------------------
May 31, 2000 (Unaudited)
(in thousands)

Municipal Bonds - 99.2%                               Par      Value
-----------------------------------------------------------------------
EDUCATION--5.7%
Education--3.1%
DC District of Columbia, Catholic University
   of America, Series 1999, 5.625% 10/1/29         $1,000      $ 933
IL Northern Illinois University, Series 1999,
   6.000% 4/1/29                                    1,000        985
LA State Public Facilities Authority, Xavier
   University of Louisiana, Series 1997, 5.250%
   9/1/27                                           1,150      1,014
                                                               -----
                                                               2,932
                                                               -----
Student Loan--2.6%
MA Educational Loan Authority, Issue G,
   Series 2000 A, 5.950% 12/1/15                      500        496
MT State Higher Education Student Assistance
   Corp., Series 1999 B, 6.400% 12/1/32             2,000      2,016
                                                               -----
                                                               2,512
                                                               -----
-----------------------------------------------------------------------
HEALTHCARE--20.6%
Congregate Care Retirement--1.5%
NY State Dormitory Authority, Miriam Osborn
   Memorial Home, Series 2000 B, 6.875%
   7/1/19                                             500        526
NY Suffolk County Industrial Development
   Agency, Jefferson Ferry, Series 1999 A,
   7.200% 11/1/19                                     550        532
OR Clackamas County Hospital Facilities
   Authority, Willamette View, Series 1999 A,
   7.500% 11/1/29                                     400        387
                                                               -----
                                                               1,445
                                                               -----
Health Services--2.0%
WI State Health & Educational Facilities
   Authority, Marshfield Clinic, Series 1999,
   6.250% 2/15/29                                   2,000      1,948
                                                               -----
Hospital--16.8%
CA State Health Facilities Financing Authority,
   Cedars-Sinai Medical Center, Series 1999 A,
   6.125% 12/1/30                                   2,000      1,940
IA State Finance Authority, Mercy Medical
   Center, Series 1999, 5.750% 8/15/29              2,000      1,884
IL State Health Facilities Authority, Swedish
   American Hospital, Series 2000, 6.875%
   11/15/30                                           500        482
LA State Public Facilities Authority, Touro
   Infirmary, Series 1999, 5.625% 8/15/29           1,000        782
MD State Health & Educational Facilities
   Authority, University of Maryland Medical
   System, 6.750% 7/1/30                              250        246
ME State Health & Higher Educational
   Facilities Authority, Series 1999 B, 6.000%
   7/1/29                                           1,500      1,464

                                                      Par      Value
-----------------------------------------------------------------------
MI Flint Hospital Building Authority, Hurley
   Medical Center, Series 1998 B, 5.375%
   7/1/28                                           $ 500     $  350
MI State Hospital Finance Authority, Series
   1999 A, 6.125% 11/15/26                          2,000      1,895
MI State Hospital Finance Authority, Series
   1999 A, 5.750% 5/15/29                           2,000      1,887
NV Henderson, Catholic Healthcare West,
   Series 1999 A, 6.750% 7/1/20                     1,000        965
NY State Dormitory Authority, Mount Sinai
   Health Obligation Group, Series 2000,
   6.500% 7/1/25                                      400        402
OH Jackson, Consolidated Health Systems,
   Series 1999, 6.250% 10/1/29                      1,500      1,482
OK State Industrial Authority, Integris Baptist
   Medical Center, Series 1999, 5.750%
   8/15/29                                          2,000      1,884
TX Richardson Hospital Authority, Baylor
   Richardson Medical Center, Series 1998,
   5.625% 12/1/28                                     500        383
                                                              ------
                                                              16,046
                                                              ------
Nursing Home--0.3%
MN Carlton Inter-Faith Social Services, Inc.,
Series 2000, 7.750% 4/1/29                            300        288
                                                              ------
-----------------------------------------------------------------------
HOUSING--7.2%
Assisted Living/Senior--0.7%
DE Kent County, Heritage at Dover, Series
   1999, 7.625% 1/1/30                                250        235
NC State Medical Care Commission, DePaul
   Community Facilities Project, Series 1999,
   7.625% 11/1/29                                     500        474
                                                              ------
                                                                 709
                                                              ------
Multi-Family--0.5%
FL Broward County Housing Finance
   Authority, Chaves Lake Apartment Project,
   Series 2000, 7.500% 7/1/40                         250        248
FL Clay County Housing Finance Authority,
   Madison Commons Apartments, Series 2000
   A, 7.450% 7/1/40                                   250        246
                                                              ------
                                                                 494
                                                              ------
Single Family--6.0%
AK State Housing Finance Corp., Series 1999
   A-1, 6.150% 6/1/39                               2,000      1,947
CA State Rural Home Mortgage Finance
   Authority, Series 1998 A, 6.350% 12/1/29         1,225      1,272
CO State Housing Finance Authority, Series
   1998 D-2, 6.350% 11/1/29                         2,000      1,966
CO State Housing Finance Authority, Series
   2000 B-2, 7.250% 10/1/31                           500        538
                                                              ------
                                                               5,723
                                                              ------

2   See notes to investment portfolio.

-------------------------------------
Investment Portfolio
-------------------------------------
May 31, 2000 (Unaudited)
(in thousands)

Municipal Bonds (continued)                           Par      Value
-----------------------------------------------------------------------
INDUSTRIAL--6.0%
Forest Products--3.6%
AR Camden, International Paper Co., Series
   1999 A, 6.500% 11/15/23                          $ 500      $ 485
IN Jasper County, Georgia Pacific Corp., Series
   2000, 6.700% 4/1/29                              1,000        975
MN International Falls, Boise Cascade Corp.,
   Series 1999, 6.850% 12/1/29                      1,000        962
VA Bedford County Industrial Development
   Authority Nekoosa Packaging Corp., Series
   1999 A, 6.550% 12/1/25                           1,000        968
                                                               -----
                                                               3,390
                                                               -----
Metals & Mining--0.3%
IN State Development Finance Authority,
   Inland Steel Co., Series 1996, 7.250%
   11/1/11                                            250        241
                                                               -----
Other--2.1%
AL State Incentives Financing Authority, Series
   1999 A, 6.000% 10/1/29                           2,000      1,973
                                                               -----
-----------------------------------------------------------------------
TAX-BACKED--21.1%
Local Appropriated--1.0%
OK Grady County Industrial Authority, Series
   1999, 6.000% 11/1/29                             1,000        966
                                                               -----
Local General Obligations--8.9%
CA Union Elementary School District, Series
   1999 A (a) 9/1/16                                1,400        544
IL Coles & Cumberland County Unified School
   District, Series 2000 (a) 12/1/14                2,080        876
MI Jonesville Community Schools, Series 1999,
   5.750% 5/1/20                                    2,000      1,951
PA Philadelphia, Series 1999 C, 5.750%
   3/1/29                                           2,000      1,905
PA Pittsburgh, Series 1999 A, 5.750% 9/1/21         1,250      1,214
RI North Kingstown, Series 1999, 5.875%
   10/1/25                                          2,000      1,960
                                                               -----
                                                               8,450
                                                               -----
Special Non-Property Tax--4.3%
IL Metropolitan Pier & Exposition Authority,
   McCormick Place Expansion Project, Series
   1999, 5.500% 12/15/24                            2,000      1,855
NY Metropolitan Transportation Authority,
   Series 1998 A, 5.250% 7/1/28                     2,000      1,770
VI Virgin Islands Public Finance Authority,
   Series 1999, 6.500% 10/1/24                        500        498
                                                               -----
                                                               4,123
                                                               -----
Special Property Tax--1.9%
CA Pittsburg Redevelopment Agency, Los
   Medanos Project, Series 1999 (a) 8/1/26         2,500        500
CA San Clemente, Act of 1915 Series 1999,
   6.050% 9/2/28                                     700        641

                                                      Par      Value
-----------------------------------------------------------------------
FL Indigo Community Development District,
   Series 1999 B, 6.400% 5/1/06                     $ 500      $ 494
FL Lexington Oaks Community Development
   District, Series 2000 A, 7.200% 5/1/30             185        183
                                                               -----
                                                               1,818
                                                               -----
State Appropriated--5.0%
IL State Department of Central Management
   Services, Series 1999, 5.850% 7/1/19             2,000      1,957
NY State Dormitory Authority, Series 1999 C,
   5.500% 7/1/29                                    3,055      2,822
                                                               -----
                                                               4,779
                                                               -----
-----------------------------------------------------------------------
TRANSPORTATION--21.4%
Air Transportation--4.5%
FL Miami-Dade County Industrial
   Development Authority, Airis Miami II,
   LLC, Series 1999 A, 6.000% 10/15/25              1,000        985
MA State Port Authority, US Airways, Inc.,
   Series 1999, 6.000% 9/1/21                       2,500      2,461
NJ State Economic Development Authority,
   Continental Airlines, Inc., Series 1999,
   6.250% 9/15/29                                     500        438
TX Dallas-Fort Worth International Airport,
   American Airlines, Inc., Series 1999, 6.375%
   5/1/35                                             500        454
                                                               -----
                                                               4,338
                                                               -----
Airports--7.4%
NY Niagara Frontier Transportation Authority,
   Series 1999 A, 5.625% 4/1/29                     2,000      1,859
TN Memphis-Shelby County, Airport
   Authority, Series 1999 D, 6.000% 3/1/24          5,280      5,188
                                                               -----
                                                               7,047
                                                               -----
Ports--6.5%
AL State Docks Department, Series 1998,
   5.500% 10/1/22                                   3,500      3,286
WA Port Seattle, Terminal 18, Series 1999 A,
   6.000% 9/1/29                                    3,000      2,951
                                                               -----
                                                               6,237
                                                               -----
Toll Facilities--2.0%
MA State Turnpike Authority, Series 1997,
   5.125% 1/1/37                                    2,225      1,892
                                                               -----
Transportation--1.0%
OH Toledo-Lucas County Port Authority, CSX
   Transportation, Inc., Series 1992, 6.450%
   12/15/21                                         1,000        956
                                                               -----
-----------------------------------------------------------------------
UTILITY--17.2%
Independent Power Producer--0.6%
NY Suffolk County Industrial Development
   Agency, Nissequogue Cogen Partners, Series
   1998, 5.500% 1/1/23                                300        248

See notes to investment portfolio.                                             3

-------------------------------------
Investment Portfolio
-------------------------------------
May 31, 2000 (Unaudited)
(in thousands)

Municipal Bonds (continued)                           Par      Value
-----------------------------------------------------------------------
PR Commonwealth of Puerto Rico Industrial,
   Educational, Medical & Environmental
   Cogeneration Facilities, AES Project,
   Series 2000, 6.625% 6/1/26                      $  300     $  302
                                                             -------
                                                                 550
                                                             -------
Investor Owned--4.7%
HI State Department of Budget & Finance,
   Hawaiian Electric Co., Series 1999 C,
   6.200% 11/1/29                                   2,000      1,995
TX Brazos River Authority, Houston Industries,
   Inc., Series 1998 A, 5.125% 5/1/19               2,765      2,451
                                                             -------
                                                               4,446
                                                             -------
Joint Power Authority--0.5%
NC Eastern Municipal Power Agency, Series
   1999 D, 6.700% 1/1/19                              500        497
                                                             -------
Municipal Electric--1.5%
TX Lower Colorado River Authority, Series
   1999 A, 5.500% 5/15/21                           1,500      1,408
                                                             -------
Water & Sewer--9.9%
AL Jefferson County, Series 1999 A, 5.750%
   2/1/38                                           3,000      2,833
MI Detroit, Series 1999 A, 5.750% 7/1/26            1,000        962
SC Lugoff-Elgin Water Authority, Series 1999,
   6.050% 11/1/31                                   1,500      1,494
TX Houston, Series 1999 A, 4.750% 12/1/24           1,750      1,427
TX Houston, Series 1997 A, 5.375% 12/1/27           3,000      2,701
                                                             -------
                                                               9,417
                                                             -------
Total Municipal Bonds
 (cost of $95,389)                                            94,625
                                                             -------

Options -- 0.2%                                 Contracts
-----------------------------------------------------------------------
September 2000 Treasury Bond Put, Strike
   Price 92, expiration 8/19/00                       135         74
September 2000 Treasury Bond Call, Strike
   Price 96, expiration 9/19/00                        55         86
September 2000 Treasury Bond Call, Strike
   Price 98, expiration 9/19/00                        41         32
                                                             -------
Total Options
 (cost $267)                                                     192
                                                             -------
Total Investments
 (cost $95,656)(c)                                            94,817
                                                             -------

Short Term Obligations -- 0.1%                        Par
-----------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (d)
IN Allen County, Golden Years Homestead,
   Inc., Series 1996, 4.650% 8/1/21                  $100        100
                                                             -------
Other Assets & Liabilities, Net--0.5%                            454
                                                             -------
Net Assets--100.0%                                           $95,371
                                                             -------

NOTES TO INVESTMENT PORTFOLIO:

(a) Zero coupon bond.
(b) These securities, or a portion thereof, are being used to collateralize open futures contracts.
(c) Cost for federal income tax purposes is the same.
(d) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of May 31, 2000.

Short futures contracts open at May 31, 2000.

                     Par value                     Unrealized
                    covered by     Expiration     depreciation
      Type           contracts        month        at 5/31/00
--------------------------------------------------------------
Treasury Bond          168         September        $ (157)
Municipal Bond          54         September           (92)
                                                    ------
                                                    $ (249)
                                                    ------

4   See notes to investment portfolio.

-------------------------------------
Statement of Assets and Liabilities
-------------------------------------
May 31, 2000 (Unaudited)
(in thousands except for per share amount)

Assets
Investments at value (cost $95,656)                      $94,817
Short-term obligations                                       100
                                                         -------
                                                          94,917
Receivable for:
   Interest                                 $1,668
Other                                           76         1,744
                                            ------       -------
   Total Assets                                           96,661
Liabilities
Payable for:
   Investments purchased                       427
   Variation margin on futures                 207
   Distributions--common shares                344
   Distributions--preferred shares              33
   Expense reimbursement due to Advisor         73
Accrued:
   Management fee                               28
   Bookkeeping fee                               2
Other                                          176
                                            ------
   Total Liabilities                                       1,290
                                                         -------
Net Assets
                                                         $95,371
                                                         =======
Composition of Net Assets
Auction Preferred shares (1 share issued
     and outstanding at $25,000 per
     share)                                               37,300
Capital paid in--common shares                            59,988
Undistributed net investment income                           19
Accumulated net realized loss                               (848)
Net unrealized depreciation on:
   Investments                                              (839)
   Open futures contracts                                   (249)
                                                         -------
                                                         $95,371
                                                         =======
Net Assets at value for 4,227 common
     shares of beneficial interest
     outstanding                                         $58,071
                                                         =======
Net Asset Value per common share                         $ 13.74
                                                         =======
Net Assets at Value including
     accrued dividends for 1
     preferred share outstanding                         $37,333
                                                         =======

-------------------------------------
Statement of Operations
-------------------------------------
For the Six Months Ended May 31, 2000 (Unaudited)
(in thousands)

Investment Income
Interest                                                  $2,833
Expenses
Management fee                                $157
Transfer agent fee                              38
Bookkeeping fee                                 14
Trustees fee                                     5
Custodian fee                                    4
Audit fee                                       22
Legal fee                                       36
Reports to shareholders                          9
Preferred share remarketing
     commissions                                40
Other                                           54
                                              ----
                                               379
Fees and expenses waived or borne by the
     Advisor                                  (130)          249
                                              ----        ------
     Net Investment Income                                 2,584
                                                          ------
Net Unrealized Loss on Portfolio
Positions
Net Realized Loss on:
   Investments                                (269)
   Closed futures contracts                   (579)
                                              ----
   Net Realized Loss                                        (848)
Net Change in Unrealized
     Appreciation/Depreciation during
     the period on:
     Investments                              (631)
     Open futures contracts                   (249)
                                              ----
   Net Unrealized Loss                                      (880)
                                                          ------
       Net Loss                                           (1,728)
                                                          ------
Increase in Net Assets from Operations                    $  856
                                                          ======

See notes to financial statements.                                             5

-------------------------------------
Statement of Changes in Net Assets
-------------------------------------
(in thousands)

                                           (Unaudited)
                                          Six Months
                                              ended       Period ended
                                             May 31,      November 30,
Increase (Decrease) in Net Assets             2000          1999 (a)
-----------------------------------------------------------------------
Operations:
Net investment income                      $ 2,584       $   209
Net realized loss                             (848)           --
Net change in unrealized
   appreciation/depreciation                  (880)         (208)
                                           -------      -------
   Net Increase from Operations                856             1
Distributions:
From net investment income--common          (2,067)           --
From net investment income--preferred         (707)           --
                                           -------       -------
                                            (1,918)            1
Fund Share Transactions:
Receipts for shares sold--common             6,004        54,421
Preferred share offering                        --            --
   (net of $437 offering costs)             36,863
                                           -------       -------
Net Increase from Fund Share
   Transactions                             42,867        54,421
                                           -------       -------
Total Increase                              40,949        54,422
Net Assets
   Beginning of period                      54,422            --
                                           -------       -------
   End of period (net of undistributed
      net investment income of $19
      and $209, respectively)              $95,371       $54,422
                                           -------       -------
Number of Fund Shares
Common:
Sold                                           420         3,807
Outstanding at
Beginning of Period                          3,807            --
                                           -------       -------
End of Period                                4,227         3,807
                                           -------       -------
Preferred:
Issued in initial offering                       1            --
Outstanding at
Beginning of Period                             --            --
                                           -------       -------
End of Period                                    1            --
                                           -------       -------

(a) The Fund commenced investment operations on October 29, 1999.

6   See notes to investment portfolio.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
May 31, 2000 (Unaudited)

Note 1. Interim Financial Statements

In the opinion of management of Colonial Insured Municipal Fund (the Fund), the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.


Note 2. Accounting Policies

Organization:

The Fund is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end, management investment company. The Fund's investment objective is to provide current income exempt from ordinary federal income tax. The Fund authorized an unlimited number of shares.

On October 29, 1999 and December 10, 1999 the Fund completed the offering of 3,800,000 and 420,000 common shares, respectively, at a price of $15.00 per share, raising $54,321,000 and $6,003,900, respectively, net of underwriting and offering costs.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Distributions to shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Trust's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on May 31, 2000 was 4.38%. For the year ended May 31, 2000, the Trust paid dividends to Auction Preferred shareholders amounting to $707,288 representing an average APS dividend rate for such period of 3.79%.

Note 3. Fees and Compensation Paid to Affiliates

Management fee:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Fund's average weekly net assets. The Advisor has voluntarily agreed to waive a portion of the fee so that it will not exceed 0.35% annually for the first five years of the Fund's operations.

Bookkeeping fee:

The Advisor provides bookkeeping and pricing services for $18,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.

Expense Limits:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of management fees, brokerage commissions, interest, preferred dividends, taxes and extraordinary expenses, if any) exceed 0.20% annually of the Fund's average net assets.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
May 31, 2000 (Unaudited)

Note 4. Portfolio Information

Investment activity:

During the period ended May 31, 2000, purchases and sales of investments, other than short-term obligations, were $58,634,442 and $22,275,322, respectively.

Unrealized appreciation (depreciation) at May 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

  Gross unrealized appreciation        $   277,308
  Gross unrealized depreciation         (1,116,280)
                                       -----------
    Net unrealized depreciation        $  (838,972)
                                       -----------

Other:
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or
(3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Note 5. Preferred Share Offering:

On December 20, 1999, the Fund offered and currently has outstanding 1,492 Auction Preferred shares. The Auction Preferred Shares are redeemable at the option of the Fund on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared). Total proceeds of $36,863,576, net of underwriting and offering costs, were received upon completion of the offering.

Costs incurred by the Fund in connection with the offering of the Auction Preferred Shares totaling $436,424 were recorded as a reduction of capital paid in excess of par applicable to common shares.

Under the Investment Company Act of 1940, the Fund is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred shares and in accordance with the guidelines prescribed by the rating agencies. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At May 31, 2000 there were no such restrictions on the Fund.

Note 6. Results of Annual Meeting of Shareholders

On May 24, 2000, the Annual Meeting of Shareholders of the Fund was held to elect nine Trustees, (Bleasdale, Carberry, Collins, Grinnell, Lowry, Mayer, Moody, Verville, Neuhauser) to be voted by the Common and Preferred shareholders and to elect two Trustees, (Macera, Stitzel) to be voted solely by Preferred shareholders and to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 2000. On March 1, 2000, the record date for the Meeting, the Fund had outstanding 4,226,678 of Common shares and 1,492 of Preferred shares. The votes cast were as follows:

                                                      Authority
                                           For        Withheld
                                       -----------    ----------
To elect a Board of Trustees:
Tom Bleasdale                            4,025,502        35,781
John V. Carberry                         4,028,214        33,069
Lora S. Collins                          4,023,814        37,469
James E. Grinnell                        4,027,514        33,769
Richard W. Lowry                         4,026,202        35,081
William E. Mayer                         4,028,214        33,069
James L. Moody                           4,027,514        33,769
John J. Neuhauser                        4,026,202        35,081
Anne-Lee Verville                        4,021,802        39,481
Salvatore Macera                             1,482            10
Thomas E. Stitzel                            1,482            10

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 2000:

       For        Against      Abstain
       ---        -------      -------
    3,982,905      24,620      53,758

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Selected per share data, total return, ratios and supplemental data throughout each period are as follows (common shares unless otherwise noted):


                                                               (Unaudited)
                                                                Six months          Period
                                                                  ended             ended
                                                                 May 31,         November 30,
                                                                   2000            1999(b)
                                                            -----------------   -------------
Net asset value--Beginning of period                             $14.300           $14.330
                                                                 -------
Income from Investment Operations:
Net investment income (a)                                          0.439             0.055
Offering costs--common shares                                     (0.030)           (0.030)
Offering costs--preferred shares                                  (0.104)               --
Net realized and unrealized loss                                  (0.235)           (0.055)
                                                                 -------          --------
  Total from Investment Operations                                 0.097            (0.030)
                                                                 -------          --------
Less Distributions Declared to Shareholders
From net investment income--common                                (0.489)               --
From net investment income--preferred                             (0.168)               --
                                                                 -------          --------
  Total Distributions Declared to Shareholders                    (0.657)               --
                                                                 -------          --------
Net Asset Value, End of Period                                   $13.740           $14.300
                                                                 -------          --------
Market price per share                                           $12.937           $15.000
                                                                 -------          --------
Total return--based on market value (c)(d)(e)                     (10.55)%            0.00%
                                                                 -------          --------
Ratios to Average Net Assets:
Expenses (f)(g)                                                     0.86%(h)          0.55%
Net investment income (f)(g)                                        6.42%(h)          4.38%
Fees and expenses waived or borne by the Advisor (f)(g)             0.44%(h)            --
Portfolio turnover (e)                                                25%                7%
Net assets at end of period (000)                                $95,371           $54,422
                                                                 $ 0.031           $ 0.008

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:

(b) The Fund commenced investment operations on October 29, 1999.
(c) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.
(h) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

1. You, BankBoston, NA, will act as Agent for me, and will open an account for me under the Dividend Reinvestment Plan with the same registration as my shares of the Fund are currently registered. You will effect the dividend reinvestment option on my behalf as of the first record date for an income dividend or capital gain distribution ("distribution"), separately or collectively, after you receive the authorization duly executed by me.

2. Whenever the Fund declares a distribution payable in the Funds shares of beneficial interest ("shares") or cash at the option of the shareholder, I hereby elect to take such distribution entirely in shares, subject to the terms of this Plan. If on the valuation date the Funds net asset value per share is less than the market price (including estimated brokerage commissions), you shall on the payable date automatically receive for my account from the Fund that number of newly-issued shares that the cash otherwise receivable by me would purchase if the purchase price per share equaled the higher of: (a) net asset value per share on the valuation date, or (b) 95% of market price (not including estimated brokerage commission) on the payable date; except if the market price (not including estimated brokerage commissions) on the payable date is less than 95% of the net asset value per share on the valuation date, you shall receive a distribution of cash from the Fund and shall apply the amount of such distribution to the purchase in the open market of shares of my account, commencing on the business day after the payable date, subject to the condition that such purchases must be made at a "discount" during the remainder of the "buying period." "Discount" is defined as a market price per share (including estimated brokerage commissions) which is lower than the most recently determined net asset value per share (as calculated from time to time). "Buying period" shall mean the period commencing the first business day after the valuation date and ending at the close of business on the business day preceding the "ex" date for the next distribution. The valuation date will be the last business day of the week preceding the week of the payable date.

3. Should the Funds net asset value per share exceed the market price (including estimated brokerage commissions) on the valuation date for a distribution, you shall receive for my account a distribution in cash from the Fund and shall apply the amount of such distribution on my shares to the purchase in the open market of shares for my account commencing on the first business day after the valuation date, subject to the condition that such purchases must be made at a discount during the buying period.

4. In the event you are instructed to purchase shares in the open market pursuant to paragraph 2 or 3 hereof, and you are unable for any reason to invest the full amount of the distribution in shares acquired in open-market purchases at a discount during the buying period, you will invest the uninvested portion of such distribution in newly-issued shares at the close of business at the end of such buying period at the higher of:
     (a) net asset value determined at such close, or (b) 95% of the market price (not including estimated brokerage commissions) at such close.

5. You may not acquire newly-issued shares after the valuation date unless you have received a legal opinion that registration of such shares is not required under the Securities Act of 1993, as amended, or unless the shares to be issued are registered under such an Act.

6. For all purposes of the Plan: (a) the market price of the shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date (in either case including or not including estimated brokerage commissions as provided above) and (b) net asset value per share of the shares on a particular date shall be as determined by or on behalf of the Fund.

7. Open-market purchases provided for above may be made on any securities exchange where the shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as you shall determine. My cash funds held by you uninvested will not bear interest and it is understood that, in any event, you shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. You shall have no responsibility as to the value of the shares acquired for my account. For the purposes of open-market purchases with respect to the Plan you may commingle my funds with those of other shareholders of the Fund for whom you similarly act as Agent, and the average price (including brokerage commissions) of all shares purchased by you as Agent shall be the price per share allocated to me in connection therewith.

8. You may hold my shares acquired pursuant to my authorization, together with the shares of other shareholders of the Fund acquired pursuant to similar authorizations, in non-certificate form in your name or that of your nominee. You will forward to me any proxy solicitation material and will vote any shares so held for me only in accordance with the proxy returned by me to the Fund. Upon my written request, you will deliver to me, without charge, a certificate or certificates for the full shares.

9. You will confirm to me each investment made for my account as soon as practicable but not later than 60 days after the date thereof. Although I may from time to time have an undivided fractional interest (computed to three decimal places) in a share, no certificates for a fractional share will be issued. However, distributions on fractional shares will be credited to my account. In the event of termination of my account under the Plan, you will sell such undivided fractional interests at the market value of the shares at the time of termination and send the net proceeds to me.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

10. Any stock dividends or split shares distributed by the Fund on shares held by you for me will be credited to my account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for me under the Plan will be added to other shares held by me in calculating the number of rights to be issued to me.

11. Your fee for service described in this Plan will be paid by the Fund. I will be charged a pro rata share of brokerage commission on all open-market purchases.

12. I may terminate my account under the Plan by notifying you in writing. Such termination will be effective immediately if my notice is received by you prior to the record date of subsequent distributions. The Plan may be terminated by you or the Fund upon notice in writing mailed to me at least 30 days prior to any record date for the payment of any distribution of the Fund. Upon any termination you will cause a certificate or certificates for the full shares held for me under the Plan and the proceeds from the sales of any fractional shares to be delivered to me without charge. If I elect by notice to you in writing in advance of such termination to have you sell part or all of my shares and remit the proceeds to me, you are authorized to deduct brokerage commission for this transaction from the proceeds.

     If I decide to terminate my account under the Plan, I may request that all my Plan shares, both full and fractional, be sold. The per share price may fall during the period between my request for sale and the sale in the open market which will be made within ten trading days after the Agent receives my request. The proceeds of the sale less a $2.50 service fee, plus any brokerage commission will be mailed to me after the settlement of funds from the brokerage firm. The settlement is three business days after the sale of shares.

13. These Terms and Conditions may be amended or supplemented by you or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to me appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by me unless, prior to the effective date thereof, you receive written notice of the termination of my account under the Plan. Any such amendment may include an appointment by you in your place and stead of successor Agent under these Terms and Conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these Terms and Conditions. Upon any such appointment of any Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for my account, all distributions payable on shares held in my name or under the Plan for retention or application by such successor Agent as provided in these Terms and Conditions.

14. You shall at all times act in good faith and agree to use your best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by your negligence, bad faith or willful misconduct, or that of your employees.

15. These Terms and Conditions shall be governed by the laws of the Commonwealth of Massachusetts.

THIS PAGE INTENTIONALLY LEFT BLANK.

Transfer Agent

     ---------------------------------------------------------------------------
     Important Information About This Report
     The Transfer Agent for Colonial Insured Municipal Fund is:

     BankBoston, NA
     100 Federal Street
     Boston, MA  02110
     1-800-730-6001

     The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

     This report has been prepared for shareholders of Colonial Insured Municipal Fund.

Trustees

     Tom Bleasdale

     Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

     John V. Carberry

     Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

     Lora S. Collins

     Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

     James E. Grinnell

     Private Investor (formerly Senior Vice President Operations, The Rockport Company)

     Richard W. Lowry

     Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

     Salvatore Macera

     Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

     William E. Mayer

     Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

     James L. Moody, Jr.

     Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

     John J. Neuhauser

     Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

     Thomas E. Stitzel

     Professor of Finance, College of Business, Boise State University; Business Consultant and Author

     Anne-Lee Verville

     Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------
     COLONIAL INSURED MUNICIPAL FUND               Semiannual Report
--------------------------------------------------------------------------------

                                                  ID-03/015C-0600 (7/00) 00/1190